Exhibit 1.1

FBR CAPITAL MARKETS CORPORATION

21,500,000 Shares of Common Stock

UNDERWRITING AGREEMENT

June 15, 2009

FBR CAPITAL MARKETS & CO.

1001 19th Street North

Arlington, Virginia 22209

as Representative of the several Underwriters

Dear Sirs:

FBR Capital Markets Corporation, a Virginia corporation (the “Company”), and FBR Securities Investment HY, LLC, a Virginia limited liability company (the “Selling Stockholder”), and a wholly owned subsidiary of Arlington Asset Investment Corp. (formerly known as Friedman, Billings, Ramsey Group, Inc.), each confirms its agreement with each of the Underwriters listed on Schedule I hereto (collectively, the “Underwriters”), for which FBR Capital Markets & Co. is acting as representative (in such capacity, the “Representative”), with respect to (i) the sale of 21,500,000 shares (the “Initial Shares”) of Common Stock, par value $.001 per share, of the Company (the “Common Stock”), of which 20,000,000 Initial Shares are to be issued and sold by the Company and 1,500,000 Initial Shares are to be sold by the Selling Stockholder, and the purchase by the Underwriters, acting severally and not jointly, of the respective number of shares of Common Stock set forth opposite the names of the Underwriters in Schedule I hereto, and (ii) the grant of the option described in Section 1(b) hereof to purchase all or any part of 3,225,000 additional shares of Common Stock to cover over-allotments (the “Option Shares”), if any, from the Selling Stockholder, to the Underwriters, acting severally and not jointly, on a pro rata basis to the respective number of shares of Common Stock set forth opposite the names of each of the Underwriters listed in Schedule I hereto. The Initial Shares to be purchased by the Underwriters and all or any part of the Option Shares subject to the option described in Section 1(b) hereof are hereinafter called, collectively, the “Shares.”

The Company and the Selling Stockholder understand that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable after this Underwriting Agreement (the “Agreement”) has been executed and delivered.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (No. 333-159415), including a related prospectus, for the registration of the Shares, which registration statement incorporates by reference documents which the Company has filed, or will file, under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder (the “Securities Act Regulations”). The Company has prepared and filed such amendments to the registration statement and such amendments or supplements to the related preliminary prospectus as may have been required to the date hereof, and will file such additional amendments or supplements as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement, as amended at the time it was declared effective by the Commission (and, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), such registration statement as so amended) and including all information deemed to be a part of the registration statement pursuant to incorporation by reference, Rule 430B of the Securities Act Regulations or otherwise, is hereinafter called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b)

of the Securities Act Regulations is hereinafter called the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the 462(b) Registration Statement. Each prospectus included in the Registration Statement before it was declared effective by the Commission under the Securities Act, any preliminary form of prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Securities Act Regulations, and any preliminary form of Prospectus Supplement (as defined below) filed with the Commission by the Company pursuant to Rule 424(b) of the Securities Act Regulations, including all information incorporated by reference in either such prospectus, is hereinafter called the “Preliminary Prospectus.” The term “Basic Prospectus” means the final prospectus covering the Company’s common stock, preferred stock, senior debt securities and subordinated debt securities, dated June 8, 2009, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Securities Act Regulations, and any amendments thereof or supplements thereto including all information incorporated by reference therein. The term “Prospectus Supplement” means the final prospectus supplement, relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) of the Securities Act Regulations on or before the second business day after the date hereof (or such earlier time as may be required under the Act), in the form furnished by the Company for use by the Underwriters and by dealers in connection with the offering of the Shares, and any amendments thereof or supplements thereto including all information incorporated by reference therein. The term “Prospectus” means the Basic Prospectus, as supplemented by the Prospectus Supplement.

The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

The term “Disclosure Package” means (i) the Basic Prospectus and the Preliminary Prospectus identified in Schedule II hereto, as most recently amended or supplemented immediately prior to the Initial Sale Time (as defined herein), together with the information set forth in Item 3 of Schedule II hereto, (ii) the Issuer Free Writing Prospectuses (as defined below), if any, identified in Schedule III hereto and (iii) any other Free Writing Prospectus (as defined below) or other written information that the parties hereto shall hereafter expressly agree to treat as part of the Disclosure Package.

The term “Issuer Free Writing Prospectus” means any issuer free writing prospectus, as defined in Rule 433 of the Securities Act Regulations. The term “Free Writing Prospectus” means any free writing prospectus, as defined in Rule 405 of the Securities Act Regulations.

The Selling Stockholder has executed a Power of Attorney (a “Power of Attorney”) in the form attached hereto as Exhibit A, pursuant to which the Selling Stockholder appointed the person designated therein as attorney in fact (the “Attorney”) with the authority to execute and deliver this Agreement on behalf of the Selling Stockholder and to take certain other actions with respect thereto and hereto.

The Company and the Selling Stockholder and the Underwriters hereby each agrees as follows:

1.	Sale and Purchase:

(a) Initial Shares. Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common Stock of $4.4175, each of the Company and the Selling Stockholder, severally and not jointly, agree to sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholder, the number of Initial Shares set forth in Schedule I opposite such Underwriter’s name, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof, subject in each case, to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

(b) Option Shares. In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common Stock set forth in paragraph (a) above, the Selling Stockholder hereby grants an option to the Underwriters, acting severally and not jointly, to purchase from the Selling Stockholder all or any part of the Option Shares. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time within such 30-day period only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representative to the Selling Stockholder setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. If the option is exercised as to all or any portion of the Option Shares, the Selling Stockholder will sell that number of Option Shares then being purchased and each of the Underwriters, acting severally and not jointly, will purchase the number of Option Shares that bear the same proportion to the total number of Option Shares then being purchased as the number of Initial Shares set forth in Schedule I opposite the name of such Underwriter bears to the total number of Initial Shares, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof, subject to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

(c) Directed Shares. It is understood that up to 300,000 of the Initial Shares (“Directed Shares”) initially will be reserved by the Underwriters for offer and sale to the Company’s employees, officers and directors (“Directed Share Participants”) upon the terms and conditions set forth in both the Prospectus and the Disclosure Package and in accordance with the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) (the “Directed Share Program”). Under no circumstances will the Representatives or any Underwriter be liable to the Company or to any Directed Share Participant for any action taken or omitted to be taken in good faith in connection with such Directed Share Program. Any Directed Shares that are not orally confirmed for purchase within one day of the date hereof will be offered to the public as part of the public offering contemplated herein.

2.	Payment and Delivery

(a) Initial Shares. The Initial Shares to be purchased by each Underwriter hereunder shall be delivered by or on behalf of the Company and the Selling Stockholder to the Representative, including, at the option of the Representative, through the facilities of The Depository Trust Company (“DTC”) for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the accounts specified to the Representative by the Company and the Selling Stockholder, upon at least 48 hours’ prior notice. The Company and the Selling Stockholder will cause the certificates representing the Initial Shares to be made available for checking and packaging not later than 1:00 p.m., New York City time on the business day prior to the Closing Time (as defined below) at the office of FBR Capital Markets & Co., 1001 19th Street North, Arlington, Virginia 22209, or at the office of DTC or its designated custodian, as the case may be (the “Designated Office”). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the third (fourth, if the determination of the purchase price of the Initial Shares occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time and date shall be agreed to by the Representative and the Company). The time and date at which such delivery and payment are actually made is hereinafter called the “Closing Time.”

(b) Option Shares. Any Option Shares to be purchased by each Underwriter hereunder shall be delivered by or on behalf of the Selling Stockholder to the Representative, including, at the option of the Representative, through the facilities of DTC for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representative by the Selling Stockholder upon at least 48 hours’ prior notice. The Selling Stockholder will cause the certificates representing the Option Shares to be made available for checking and packaging at least 24 hours prior to the Option Closing Time (as defined below) with respect thereto at the Designated Office. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the date specified by the Representative in the notice given by the Representative to the Selling Stockholder of the Underwriters’ election to purchase such Option Shares, which time shall not be later than three full business days (or earlier, without the consent of the Selling Stockholder, than two full business days) after the exercise of such option, nor in any event prior to the Closing Time, or on such other time and date as the Company and the Representative may agree upon in writing. The time and date at which such delivery and payment are actually made is hereinafter called the “Option Closing Time.”

3.	Representations and Warranties of the Company:

The Company represents and warrants to the Underwriters as of the date hereof, as of the Initial Sale Time (as defined below), as of the Closing Time and as of any Option Closing Time (if any), and agrees with each Underwriter, that:

(a) the Company has the duly authorized capitalization set forth in both the Prospectus and the Disclosure Package; the Shares to be sold by the Company (i) have been duly and validly authorized and, when issued, will be duly and validly issued, fully paid and non-assessable and (ii) will not have been issued in violation of or subject to any preemptive right or other similar right of stockholders arising by operation of law, under the articles of incorporation or bylaws, each as amended, or other organizational documents (collectively, the “Charter Documents”) of the Company, under any agreement to which the Company is a party or otherwise; except as disclosed in or contemplated by both the Prospectus and the Disclosure Package, there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the Company to issue or sell any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options;

(b) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its business as described in each of the Registration Statement, the Prospectus and the Disclosure Package, and to execute and deliver this Agreement and to consummate the transactions contemplated herein;

(c) each of FBR Investment Management, Inc., FBR Fund Advisers, Inc., FBR Asset Management Holdings, Inc., FBR Capital Markets Holdings, Inc., FBR Investment Services, Inc., FBR Capital Markets PT, Inc., FBR Capital Markets & Co. and Friedman, Billings, Ramsey International, Ltd. (each, a “Subsidiary” and, collectively, the “Subsidiaries”) has been duly incorporated or organized under the laws of the jurisdiction in which it was incorporated or organized. Each Subsidiary (other than Friedman, Billings, Ramsey, International, Ltd. (“FBRIL”)) is a corporation or a limited liability company duly organized and validly existing and in good standing under the laws of its jurisdiction of incorporation. FBRIL has been in continuous and unbroken existence since the date of its incorporation. FBRIL is not in liquidation or subject to an administration order and no receiver or manager of FBRIL’s property has been appointed. Each Subsidiary has the requisite corporate power and authority to own, lease or operate its properties and to conduct its business as described in the Prospectus and the Disclosure Package;

(d) the Company and all of the Subsidiaries are duly qualified or licensed and are in good standing in each jurisdiction in which they conduct their respective businesses or in which they own or lease real property or otherwise maintain an office and in which such licensing is necessary, except where the failure, individually or in the aggregate, to be so qualified or licensed or to be in good standing would not reasonably be expected to have a material adverse effect on the assets, business, operations, results of operations, earnings, stockholders’ equity, prospects, properties or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole (any such effect or change, where the context so requires, is hereinafter called a “Material Adverse Effect” or “Material Adverse Change”); except as disclosed in both the Prospectus and the Disclosure Package, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary’s capital stock or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary’s property or assets to the Company or to any other Subsidiary; other than as disclosed in both the Prospectus and the Disclosure Package, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

(e) neither the Company nor any Subsidiary has violated, or received written notice of any violation with respect to, any law, rule, regulation, order, decree or judgment applicable to it and its business;

(f) none of the Company nor any Subsidiary is in breach of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), (i) its respective Charter Documents, or (ii) in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties is bound, except in the case of this clause (ii) for such breaches or defaults which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(g) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein and therein will not (i) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (A) any provision of the Charter Documents of the Company or any Subsidiary, or (B) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any Subsidiary, or (C) any federal, state, local or foreign law, regulation or rule or any decree, judgment, permit or order applicable to the Company, except in the case of clauses (B) or (C) for such breaches or defaults which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; or (ii) result in the creation or imposition of any material lien, charge, claim or encumbrance upon any property or asset of the Company or any Subsidiary;

(h) this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 10 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

(i) no approval, authorization, consent or order of or filing with or notice to any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the Company’s execution, delivery and performance of this Agreement, its consummation of the transactions contemplated herein, and its sale and delivery of the Shares, other than (i) such as have been obtained, or will have been obtained at the Closing Time or the relevant Option Closing Time, as the case may be, under the Securities Act and the Securities Exchange Act of 1934 (the “Exchange Act”), (ii) such approvals as have been obtained in connection with the approval of the quotation of the Shares on The Nasdaq Global Select Market and (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

(j) each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct their respective businesses as described in both the Prospectus and the Disclosure Package, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries the effect of which would reasonably be expected to result in a Material Adverse Change;

(k) based on verbal advice from the Commission, each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act and no stop order preventing or suspending the use of any Basic Prospectus, any Preliminary Prospectus, the Prospectus Supplement, the Prospectus or any Issuer Free Writing Prospectus or suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission; and the Company has complied to the Commission’s satisfaction with any request on the part of the Commission for additional information;

(l) the Registration Statement complied as of its effective date and complies as of the date hereof and, as amended or supplemented, at the Initial Sale Time (as defined below), as of the Closing Time and as of any Option Closing Time, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Securities Act and the Securities Act Regulations; the conditions to the use of Form S-3 in connection with the offering and sale of the Shares as contemplated hereby have been satisfied; the Registration Statement meets, and the offering and sale of the Shares as contemplated hereby complies with, the requirements of Rule 415 under the Securities Act Regulations (including, without limitation, Rule 415(a)(5) thereunder); the Basic Prospectus complied as of the date it was filed, and complies as of the date hereof and, as amended or supplemented, at the Initial Sale Time (as defined below), as of the Closing Time and as of any Option Closing Time, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Securities Act and the Securities Act Regulations; each of the Prospectus Supplement and the Prospectus will comply as of the date it is filed with the Commission, the date of the Prospectus Supplement, at the Initial Sale Time (as defined below), as of the Closing Time and as of any Option Closing Time, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Securities Act and the Securities Act Regulations (in the case of the Prospectus, including, without limitation, Section 10(a) of the Securities Act);

(m) the Registration Statement, as of its effective date and as of the date hereof, did not and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Preliminary Prospectus does not, and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date, the date hereof and at the Closing Time and on each Option Closing Time (if any), contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Registration Statement, the Preliminary Prospectus or the Prospectus in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representative to the Company expressly for use therein (that information being limited to that described in the last sentence of the first paragraph of Section 10(d) hereof); provided further, however, the Company makes no warranty or representation with respect to any statement contained in or omitted from the Registration Statement, the Preliminary Prospectus or the Prospectus in reliance upon and in conformity with the information concerning the Selling Stockholder and furnished in writing on behalf of the Selling Stockholder to the Company expressly for use therein (that information being limited to that described in Section 10(b) hereof);

(n) as of 7:30 p.m. (Eastern time) on the date of this Agreement (the “Initial Sale Time”), the Disclosure Package did not, and at the time of each sale of Shares and at the Closing Time and each Option Closing Time, the Disclosure Package will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; as of its issue date or date of first use and at all subsequent times through the Initial Sale Time, each Issuer Free Writing Prospectus, if any, did not, and at the time of each sale of Shares and at the Closing Time and each Option Closing Time, each such Issuer Free Writing Prospectus will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Disclosure Package in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representative to the Company expressly for use therein (that information being limited to that described in the last sentence of the first paragraph of Section 10(d) hereof); provided further, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Disclosure Package in reliance upon and in conformity with the information concerning the Selling Stockholder and furnished in writing on behalf of the Selling Stockholder to the Company expressly for use therein (that information being limited to that described in Section 10(b) hereof);

(o) each Issuer Free Writing Prospectus, if any, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, including any document incorporated by reference therein that has not been superseded or modified;

(p) the Company is eligible to use Free Writing Prospectuses in connection with this offering pursuant to Rules 164 and 433 under the Securities Act; any Free Writing Prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act Regulations has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the Securities Act Regulations; and each Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act Regulations or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

(q) except for the Issuer Free Writing Prospectuses, if any, identified in Schedule III hereto, and any electronic road show relating to the public offering of shares contemplated herein, the Company has not prepared, used or referred to, and will not, without the prior consent of the Representative, prepare, use or refer to, any Free Writing Prospectus;

(r) the Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectuses (to the extent any such Issuer Free Writing Prospectus was required to be filed with the Commission) delivered to the Underwriters for use in connection with the public offering of the Shares contemplated herein have been and will be identical to the versions of such documents transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System (“EDGAR”), except to the extent permitted by Regulation S-T;

(s) the Company filed the Registration Statement with the Commission before using any Issuer Free Writing Prospectus;

(t) other than as set forth in both the Prospectus (exclusive of any amendment or supplement thereto after the date hereof) and the Disclosure Package, there are no material actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries, or any of their respective officers or directors, or to which the properties of any such entity are subject, at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency;

(u) the financial statements, including the notes thereto, included in each of the Registration Statement, the Prospectus and the Disclosure Package present fairly the consolidated financial position of the entities to which such financial statements relate (the “Covered Entities”) as of the dates indicated and the consolidated results of operations and changes in financial position and cash flows of the Covered Entities for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and on a consistent basis during the periods involved and in accordance with Regulation S-X promulgated by the Commission; the financial statement schedules included in the Registration Statement and the amounts in both the Prospectus and the Disclosure Package under the captions “Summary—Summary Historical Consolidated Financial and Other Data” fairly present the information shown therein and have been compiled on a basis consistent with the financial statements included in each of the Registration Statement, the Prospectus and the Disclosure Package; no other financial statements or supporting schedules are required to be included in the Registration Statement, the Prospectus or the Disclosure Package;

(v) PricewaterhouseCoopers LLP, whose reports on the consolidated financial statements of the Company and the Subsidiaries are filed with the Commission as part of each of the Registration Statement, the Prospectus and the Disclosure Package, are, and were during the periods covered by their reports, independent public accountants as required by the Securities Act and the Securities Act Regulations and are registered with the Public Company Accounting Oversight Board;

(w) subsequent to the respective dates as to which information is given in the Registration Statement, the Prospectus and the Disclosure Package, and except as may be otherwise stated in such documents, there has not been (i) any Material Adverse Change or any development that would reasonably be expected to result in a Material Adverse Change, whether or not arising in the ordinary course of business, (ii) any transaction that is material to the Company and the Subsidiaries taken as a whole, agreed to or entered into by the Company or any of the Subsidiaries, (iii) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Subsidiary that is material to the Company and Subsidiaries taken as a whole, (iv) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock or any purchase by the Company or the Subsidiaries of any of its outstanding capital stock, (v) any change of the capital stock of the Company or any Subsidiary, (vi) except in the ordinary course of business, any change in the indebtedness of the Company or any Subsidiary or (vii) any loss or damage (whether or not insured) to the property of the Company or any subsidiary which has been sustained or will have been sustained which has a Material Adverse Effect;

(x) the Shares conform in all material respects to the description thereof contained in the Registration Statement, the Prospectus and the Disclosure Package;

(y) there are no persons with registration or other similar rights to have any securities registered by the Company under the Securities Act other than as disclosed in the Prospectus and the Disclosure Package or other than those that have been waived;

(z) the Shares have been included for quotation on The Nasdaq Global Select Market; the Company has taken all necessary actions to ensure that, upon and at all times after The Nasdaq Global Select Market shall have included the Shares, it will be in compliance with all applicable corporate governance requirements set forth in the Nasdaq Marketplace Rules that are then in effect and is taking such steps as are necessary to ensure that it will be in compliance with other applicable corporate governance requirements set forth in the Nasdaq Marketplace Rules standards not currently in effect upon the effectiveness of such requirements;

(aa) none of the Company, any Subsidiary, nor, to the knowledge of the Company, any of their respective directors, officers, representatives or affiliates have taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Securities Act, the Exchange Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(bb) other than as disclosed in the Prospectus and the Disclosure Package, neither the Company, any of its Subsidiaries, nor any of its affiliates (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or the rules and regulations thereunder, or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article 1 of the Bylaws of FINRA) any member firm of FINRA;

(cc) each Subsidiary that acts as a (A) “broker” or “dealer” in securities (as defined in the Securities Act), (B) an investment adviser (as defined in the Investment Advisers Act of 1940 (the “Investment Advisors Act”)), (C) a collective investment fund of any type, (D) a “commodity pool operator,” “commodity trading advisor” or “futures commission merchant” (each as defined in the Commodity Exchange Act), bank or similar entity or insurance company (all such entities in subclauses (i)(A) through (D) herein referred to as a “Financial Intermediary” and collectively, the “Financial Intermediaries”) has in place, and has had in place for the past three years, an appropriate system of legal, regulatory, recordkeeping and financial controls (including for this purpose controls relating to the rules of any self-regulatory organization and controls relating to anti-money laundering, privacy and Office of Foreign Assets Control of the United States Treasury Department (“OFAC”)), and such controls have not discovered any material violation other than as has been disclosed in writing;

(dd) any certificate signed by any officer of the Company or any Subsidiary delivered to the Representative or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby;

(ee) the form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements and with any applicable requirements of the organizational documents of the Company;

(ff) the Company and each Subsidiary has good and marketable title in fee simple to all real property, if any, and good title to all personal property, if any, owned by it, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus and the Disclosure Package or as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; any real property or personal property held under lease by the Company or any of the Subsidiaries is held under a lease that is valid, existing and enforceable against the Company or such Subsidiary, with such exceptions as are disclosed in the Prospectus or the Disclosure Package or as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(gg) the descriptions in each of the Registration Statement, the Prospectus and the Disclosure Package of the legal or governmental proceedings, contracts, leases and other legal documents therein described present fairly the information required to be shown, and there are no legal or governmental proceedings, contracts, leases, or other documents of a character required to be described in the Registration Statement, the Prospectus or the Disclosure Package or to be filed as exhibits to the Registration Statement or incorporated by reference therein which are not described or filed or incorporated by reference therein as required; all agreements between the Company or any of the Subsidiaries and third parties expressly referenced in both the Prospectus and the Disclosure Package are legal, valid and binding obligations of the Company or one or more of the Subsidiaries, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles;

(hh) the Company and each Subsidiary owns or possesses such licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively “Intangibles”), as are necessary to entitle the Company and the Subsidiaries to conduct in all material respects the Company’s and the Subsidiaries’ business described in the Prospectus and the Disclosure Package, and the Company and the Subsidiaries have not received written notice of any infringement of or conflict with (and neither the Company nor any Subsidiary knows of any such infringement of or conflict with) asserted rights of others with respect to any Intangibles which would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(ii) The Company has established and maintains disclosure controls and procedures sufficient to enable the Company to make required filings under the Exchange Act; such disclosure controls and procedures are designed to ensure that material information relating to the Company and each of its Subsidiaries is accumulated and communicated to management of the Company, including its principal executive officers and principal financial officers, as appropriate, and to allow timely decisions regarding required disclosure to be made by the Company; such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established; the Company is not aware of (i) any significant deficiency or material weakness in the design or operation of its internal controls over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information to management and the board of directors of the Company, or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting;

(jj) the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(kk) each of the Company and the Subsidiaries has filed on a timely basis (including in accordance with any applicable extensions) all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof or have properly requested extensions thereof, and have paid all taxes shown as due thereon, including without limitation, all sales and use taxes and all taxes which the Company and each Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties; no tax deficiency has been asserted against any such entity, nor does any such entity know of any tax deficiency which is likely to be asserted against any such entity which, if determined adversely to any such entity, would reasonably be expected to have a Material Adverse Effect; all such tax liabilities are adequately provided for on the respective books of such entities; there is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary, as the case may be;

(ll) each of the Company and the Subsidiaries maintains insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts and with coverage generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect;

(mm) neither the Company nor any Subsidiary is in violation, or has received notice of any violation with respect to, any applicable environmental, safety or similar law applicable to the business of the Company or any of the Subsidiaries; the Company and the Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and the Subsidiaries are in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change;

(nn) neither the Company nor any Subsidiary is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wages and hours law, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which would reasonably be expected to have a Material Adverse Effect;

(oo) each of the Company and the Subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company or any of the Subsidiaries would have any liability; the Company and each of the Subsidiaries have not incurred and do not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (“Code”); and each “pension plan” for which the Company and each of its Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification;

(pp) neither the Company nor any Subsidiary nor, to the Company’s knowledge, any officer, director, agent or employee purporting to act on behalf of the Company or any Subsidiary, has at any time, directly or indirectly, (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (iii) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company, or (iv) made any other unlawful payment;

(qq) except as otherwise disclosed in both the Prospectus and the Disclosure Package, there are no outstanding loans or advances or guarantees of indebtedness by the Company or any Subsidiary to or for the benefit of any of the officers, directors or affiliates of the Company or any Subsidiary, as the case may be, or any of the members of the families of any of them;

(rr) neither the Company nor, to the Company’s knowledge, any employee or agent of the Company, has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation, including without limitation the “know your customer” and anti-money laundering laws of any jurisdiction;

(ss) all securities issued by the Company, any Subsidiary or any trusts established by the Company or any Subsidiary, have been or will be issued and sold in compliance with (i) all applicable federal and state securities laws, (ii) the laws of the applicable jurisdiction of incorporation of the issuing entity and, (iii) to the extent applicable to the issuing entity, the requirements of the Nasdaq Global Select Market;

(tt) except as described in both the Prospectus and the Disclosure Package or as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (i) neither the Company nor any Subsidiary is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) each of the Company and the Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Subsidiary, and (iv) to the knowledge of the Company, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or the Subsidiaries relating to Hazardous Materials or any Environmental Laws;

(uu) in connection with this offering, the Company has not offered and will not offer its Common Stock or any other securities convertible into or exchangeable or exercisable for Common Stock in a manner in violation of the Securities Act; and the Company has not distributed and will not distribute any offering material in connection with the offer and sale of the Shares except for the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or the Registration Statement;

(vv) the Company has not incurred any liability for any finder’s fees or similar payments in connection with the transactions herein contemplated;

(ww) no relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, which is required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Prospectus or the Disclosure Package, which is not so described;

(xx) the Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, will not be an “investment company”, as such term is defined in the Investment Company Act;

(yy) there are no existing or, to the knowledge of the Company, threatened labor disputes with the employees of the Company or any of the Subsidiaries which would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(zz) neither the Company, the Subsidiaries, nor to the knowledge of the Company, any of the officers and directors of the Company and the Subsidiaries, in their capacities as such, at the Closing Time and any Option Closing Time will be, in material violation of the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder;

(aaa) no consent, approval, authorization or order of, or qualification with, any governmental body or agency, other than those obtained, is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered;

(bbb) the Company (i) complies in all material respects with the Privacy Statements (as defined below) as applicable to any given set of personal information collected by the Company from Individuals (as defined below), (ii) complies in all material respects with all applicable federal, state, local and foreign laws and regulations regarding the collection, retention, use, transfer or disclosure of personal information and (iii) takes reasonable measures to protect and maintain the confidential nature of the personal information provided to the Company by Individuals in accordance with the terms of the applicable Privacy Statements; to the Company’s knowledge, no claims or controversies have arisen regarding the Privacy Statements or the implementation thereof. As used herein, “Privacy Statements” means, collectively, any and all of the Company’s privacy statements and policies published on Company websites or products or otherwise made available by the Company regarding the collection, retention, use and distribution of the personal information of individuals, including, without limitation, from visitors or users of any Company websites or products (“Individuals”);

(ccc) neither the Company nor any Subsidiary or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of such entities is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company and the Subsidiaries and, to the knowledge of the Company, their affiliates and directors, officers, agents and employees have conducted their businesses in compliance with the FCPA;

(ddd) neither the Company nor any Subsidiary, nor, to the Company’s knowledge, any of its affiliates or any director, officer, agent or employee of, or other person associated with or acting on behalf of, the Company, has violated the Bank Secrecy Act of 1970, as amended, the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT ACT) of 2001 or the rules and regulations promulgated under any such law or any successor law;

(eee) the operations of the Company and its Subsidiaries and, to the Company’s knowledge, their affiliates are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Money Laundering Control Act of 1986, as amended, any other money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), except for any such non-compliance as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of it Subsidiaries, or, to the Company’s knowledge, any of its affiliates, with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened; and

(fff) neither the Company nor any of its Subsidiaries, nor, to the Company’s knowledge, any of its affiliates or any director, officer, agent or employee of, or other person associated with or acting on behalf of, the Company, is currently subject to any United States sanctions administered by OFAC; and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, partner or joint venturer or other person or entity, for the purpose of financing the activities of any person currently subject to any United States sanctions administered by OFAC.

4.	Representations and Warranties of the Selling Stockholder:

The Selling Stockholder represents and warrants to the Underwriters as of the date hereof, as of Initial Sale Time, as of the Closing Time and as of any Option Closing Time (if any), and agrees with each Underwriter, that:

(a) the Selling Stockholder has been duly formed and is validly existing as a limited liability company under the laws of the Commonwealth of Virginia with full limited liability company power and authority to own its properties and to conduct its business as described in each of the Registration Statement, the Prospectus and the Disclosure Package, to execute and deliver this Agreement and to consummate the transactions contemplated herein;

(b) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein and therein will not (i) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (A) any provision of the Charter Documents of the Selling Stockholder, or (B) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Selling Stockholder is a party or by which it or its respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Selling Stockholder, or (C) any federal, state, local or foreign law, regulation or rule or any decree, judgment, or permit applicable to the Selling Stockholder, except in the case of clauses (A) or (B) for such breaches or defaults which would not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the assets, business, operations, results of operations, earnings, stockholders’ equity, prospects, properties or condition (financial or otherwise) of the Selling Stockholder; or (ii) result in the creation or imposition of any material lien, charge, claim or encumbrance upon any property or asset of the Selling Stockholder;

(c) this Agreement has been duly authorized, executed and delivered by the Selling Stockholder and is a legal, valid and binding agreement of the Selling Stockholder enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 10 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

(d) no approval, authorization, consent or order of or filing with or notice to any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the Selling Stockholder’s execution, delivery and performance of this Agreement, its consummation of the transactions contemplated herein, and its sale and delivery of the Shares, other than (i) such as have been obtained, or will have been obtained at the Closing Time or the relevant Option Closing Time, as the case may be, under the Securities Act and the Exchange Act, (ii) such approvals as have been obtained in connection with the approval of the quotation of the Shares on the Nasdaq Global Select Market and (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

(e) Neither the Selling Stockholder nor any of its subsidiaries or affiliates have taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Securities Act, the Exchange Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(f) the Registration Statement, as of its effective date and as of the date hereof, did not and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated

therein or necessary to make the statements therein not misleading; only insofar as any such untrue statement of a material fact or omission of a material fact is contained in and is in conformity with information furnished in writing by the Selling Stockholder to the Company expressly for use in such Registration Statement;

(g) the Selling Stockholder now has, and at the Closing Time or the applicable Option Closing Time will have, (i) good and marketable title to the Shares to be sold by the Selling Stockholder hereunder, free and clear of all liens, encumbrances and claims whatsoever (including any rights of first refusal and similar rights), and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver such Shares to the Underwriters hereunder and to make the representations, warranties and agreements made by the Selling Stockholder herein. Upon the delivery of and payment for such Shares hereunder, the Selling Stockholder will deliver good and marketable title thereto, free and clear of any pledge, lien, encumbrance, security interest or other claim;

(h) at the Closing Time or the applicable Option Closing Time, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold by the Selling Stockholder to the Underwriters hereunder will have been fully paid or provided for by the Selling Stockholder and all laws imposing such taxes will have been fully complied with;

(i) the Selling Stockholder is not prompted to sell Shares by any information concerning the Company which is not set forth in the Registration Statement, the Prospectus or the Disclosure Package;

(j) the Selling Stockholder has not relied upon the Representative or legal counsel for the Underwriters for any legal, tax or accounting advice in connection with the offering and sale of the Shares;

(k) the Selling Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company to the Underwriters pursuant to this Agreement; and the Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus; and

(l) any certificate signed by the Selling Stockholder delivered to the Representative or to counsel to the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Selling Stockholder as to the matters covered thereby.

5.	Certain Covenants of the Company and the Selling Stockholder:

The Company (with respect to the covenants set forth in Sections 5(a) through (y) only) and the Selling Stockholder (with respect to the covenants set forth in Sections 5(r), (s), (x) and (z) through (cc) only) hereby agree with each Underwriter:

(a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such jurisdictions (both domestic and foreign) as the Representative may designate and to maintain such qualifications in effect as long as requested by the Representative for the distribution of the Shares, provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares);

(b) if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause such post-effective amendment to become effective as soon as possible and will advise the Representative promptly and, if requested by the Representative, will confirm such advice in writing, when such post-effective amendment has become effective;

(c) to prepare the Prospectus in a form approved by the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act not later than 10:00 a.m., New York City time, on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m., New York City time, on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree) to the Underwriters copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

(d) to advise the Representative promptly and (if requested by the Representative) to confirm such advice in writing, when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective under the Securities Act Regulations;

(e) to furnish a copy of each proposed Free Writing Prospectus to the Representative and counsel for the Underwriters and obtain the consent of the Representative prior to referring to, using or filing with the Commission any Free Writing Prospectus pursuant to Rule 433(d) under the Securities Act, other than the Issuer Free Writing Prospectuses, if any, identified in Schedule III hereto;

(f) to comply with the requirements of Rules 164 and 433 of the Securities Act Regulations applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission, legending and record keeping, as applicable;

(g) to advise the Representative immediately, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or for additional information with respect thereto, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible, (iii) any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement, or (iv) if the Company becomes subject to a proceeding under Section 8A of the Securities Act in connection with the public offering of Shares contemplated herein; to advise the Representative promptly of any proposal to amend or supplement the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus and to file no such amendment or supplement to which the Representative shall reasonably object in writing;

(h) to furnish to the Underwriters, upon request, for a period of five years from the date of this Agreement (i) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of shares of Common Stock, (ii) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the Commission, FINRA or any securities exchange and (iii) such other information as the Underwriters may reasonably request regarding the Company and the Subsidiaries;

(i) to advise the Underwriters promptly of the happening of any event or development known to the Company within the time during which a Prospectus relating to the Shares (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act Regulations) is required to be delivered under the Securities Act Regulations which, in the judgment of the Company or in the reasonable opinion of the Representative or counsel for the Underwriters, (i) would require the making of any change in the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) as a result of which any Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Shares, or (iii) if it is necessary at any time to amend or supplement the Prospectus or the Disclosure Package to comply with any law and, during such time, to promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company’s own expense to the Underwriters and to dealers, copies in such quantities and at such locations as the Representative may from time to time reasonably request of an appropriate amendment or supplement to the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package as so amended or supplemented will not, in the light of the circumstances when it (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act Regulations) is so delivered, be misleading or, in the case of any Issuer Free Writing Prospectus, conflict with the information contained in the Registration Statement, or so that the Prospectus or the Disclosure Package will comply with the law;

(j) to file promptly with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus that may, in the judgment of the Company or the Representative, be required by the Securities Act or requested by the Commission;

(k) through the Closing Time and the Option Closing Time, if any, prior to filing with the Commission with respect to the Shares, any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any document incorporated by reference in the Prospectus specifically relating to the Shares, to furnish a copy thereof to the Representative and counsel for the Underwriters and obtain the consent of the Representative to the filing;

(l) to furnish promptly to the Representative a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein) and such number of conformed copies of the foregoing as the Representative may reasonably request;

(m) to furnish to the Representative, not less than two business days before filing with the Commission, during the period referred to in paragraph (i) above, a copy of any document proposed to be filed with the Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act and during the period of five years hereafter to file all such documents in the manner and within the time periods required by the Exchange Act and the rules and regulations thereunder;

(n) to make generally available to the Company’s security holders and to deliver to the Representative as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement an earnings statement complying with the provisions of Section 11(a) of the Securities Act (in form, at the option of the Company, complying with the provisions of Rule 158 of the Securities Act Regulations,) covering a period of 12 months beginning after the effective date of the Registration Statement;

(o) to use its best efforts to maintain the quotation of the Shares on The Nasdaq Global Select Market and to file with The Nasdaq Global Select Market all documents and notices required by The Nasdaq Global Select Market of companies that have securities that are traded and quotations for which are reported by The Nasdaq Global Select Market;

(p) to maintain, at its expense, a registrar and transfer agent for the Shares;

(q) to refrain, from the date hereof until 45 days after the date of the Prospectus, without the prior written consent of the Representative, from, directly or indirectly, (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring (or entering into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of), any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or filing any registration statement under the Securities Act with respect to any of the foregoing, or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to any shares of Common Stock issued by the Company upon the exercise of an option or warrant outstanding on the date hereof and referred to in the Prospectus or the issuance of options or shares of common stock under existing stock option and incentive plans. The Representative may, in its sole discretion and at any time or from time to time before the termination of the 45-day lock-up period, without notice, release all or any portion of the securities subject to the restrictions in this paragraph. Notwithstanding the foregoing, if (1) during the last 17 days of the 45-day lock-up period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the 45-day lock-up period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 45-day lock-up period, then the restrictions imposed in this paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless the Representative, on behalf of the Underwriters, waives such extension in writing;

(r) not to, and to use its best efforts to cause its officers, directors and affiliates not to, (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company;

(s) (i) with respect to the Company, to cause each officer, director and stockholder of the Company listed on Schedule IV and (ii) with respect to the Selling Stockholder, to furnish to the Representative, prior to the Initial Sale Time, a letter or letters, substantially in the form of Exhibit B hereto;

(t) to maintain Directors and Officers liability insurance in an amount deemed advisable by the Company in its reasonable discretion;

(u) if, at any time during the 90-day period after the date of the Prospectus, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in the reasonable opinion of the Representative, the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus) and after written notice from the Representative advising the Company to the effect set forth above, to forthwith prepare, consult with the Representative concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to the Representative, responding to or commenting on such rumor, publication or event;

(v) to comply with all of the provisions of any undertakings in the Registration Statement;

(w) to (i) comply with all applicable securities and other applicable laws, rules and regulations, including without limitation, the rules and regulations of FINRA, in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program;

(x) to deliver to the transfer agent and registrar for the Common Stock one or more certificates, in negotiable and proper deliverable form (with the signature guaranteed by a bank, trust company, broker, dealer, municipal securities dealer, government securities dealer or broker, credit union, a national securities exchange, registered securities association or clearing agency, or a savings institution that is a participant in a Securities Transfer Association recognized program or by a Medallion Signature Guarantor or accompanied by a duly executed stock power or powers, in blank, bearing the signature of the undersigned so guaranteed); to deliver to the transfer agent and registrar for the Common Stock such additional documentation as the Company or the Representative may reasonably request to effectuate or confirm compliance with any of the provisions of this Section 5(x); and to authorize and direct the transfer agent and registrar for the Common Stock:

(i) to hold such certificates deposited with the transfer agent and registrar for the Common Stock in its custody;

(ii) to take all necessary action at the Closing time and at any Option Closing Time at which the Company and the Selling Stockholder, as applicable, are selling Shares to the Underwriters (A) to cause the Shares to be transferred on the books of the Company into such names as the Underwriters shall have instructed the Company and to exchange the certificates for book entries for such Shares registered in such names and in such denominations as the Underwriters shall have instructed the Company, and (B) to transfer to book entries for the account of the Underwriters, against payment of the purchase price for such Shares; and

(iii) to deliver or cause to be delivered to the Company and the Selling Stockholder, as applicable, new certificates (which may bear appropriate legends) representing the number of shares of Common Stock deposited with the transfer agent and registrar of the Common Stock that are in excess of the number of Shares sold by the Company and the Selling Stockholder, as the case may be, to the Underwriters;

(y) to apply the net proceeds to the Company from the sale of the Shares by the Company in the manner set forth under the caption “Use of Proceeds” in the Prospectus;

(z) to deliver to the Representative prior to the Closing Time a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person, within the meaning of the Code) or Form W-9 (if the Selling Stockholder is a United States person, within the meaning of the Code);

(aa) if, at any time prior to the date on which the distribution of the Shares as contemplated herein and in the Prospectus and the Disclosure Package has been completed, as determined by the Representative, the Selling Stockholder has knowledge or becomes aware of (1) any Material Adverse Change or (2) the occurrence of any event as a result of which the Registration Statement, as then amended, would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus or the Disclosure Package, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Selling Stockholder will promptly notify the Company and the Representative;

(bb) to deliver to the Company or the Underwriters such documentation as the Company or the Underwriters or any of their respective counsel may reasonably request in order to effectuate any of the provisions of this Agreement; and

(cc) to not prepare or have prepared on its behalf or use or refer to any Free Writing Prospectus and to not distribute any written materials in connection with the offer or sale of the Shares.

6.	Payment of Expenses:

(a) The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendments or supplements thereto or any document incorporated by reference therein, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment), (iii) the qualification of the Shares for offering and sale under state laws that the Company, the Selling Stockholder and the Representative have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including the reasonable legal fees and filing fees and other disbursements of counsel for the Underwriters and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers), (iv) filing for review of the public offering of the Shares by FINRA (including the reasonable legal fees and filing fees and other disbursements of counsel for the Underwriters relating thereto), (v) the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement, (vi) the fees and expenses incurred in connection with the inclusion of the Shares in The Nasdaq Global Select Market, (vii) making road show presentations with respect to the offering of the Shares, (viii) preparing and distributing bound volumes of transaction documents for the Representative and its legal counsel and (ix) the performance of the Company’s other obligations hereunder. Upon the reasonable request of the Representative, the Company will provide funds in advance for filing fees.

(b) The Selling Stockholder agrees with the Company and each Underwriter to pay (directly or by reimbursement) all fees and expenses incident to the performance of the Selling Stockholder’s obligations under this Agreement which are otherwise specifically provided for herein, including, but not limited to, (i) fees and expenses of counsel and other advisors for the Selling Stockholder and (ii) expenses and taxes incident to the sale and delivery of the Shares to be sold by the Selling Stockholder to the Underwriters hereunder.

(c) If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or the Selling Stockholder to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Selling Stockholder shall be unable to perform its or their obligations under this Agreement, the Company also will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (such as printing, facsimile, courier service, direct computer expenses, accommodations, travel and the fees and disbursements of Underwriters’ counsel) but excluding the fees of any other advisors, accountants or appraisers, etc.

7.	Conditions of the Underwriters’ Obligations:

The obligations of the Underwriters hereunder to purchase Shares at the Closing Time or on each Option Closing Time, as applicable, are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder hereunder and under the Power of Attorney on the date hereof and at the Closing Time and on each Option Closing Time, as applicable, the performance by the Company and the Selling Stockholder of their respective obligations hereunder and under the Power of Attorney and to the satisfaction of the following further conditions at the Closing Time or on each Option Closing Time, as applicable:

(a) the Company shall furnish to the Underwriters at the Closing Time and on each Option Closing Time, as applicable, an opinion of Sidley Austin LLP, counsel for the Company, and of other counsel satisfactory to the Underwriters, who may be an officer of the Company, addressed to the Underwriters and dated as of the Closing Time and each Option Closing Time, as applicable, and in form and substance satisfactory to Clifford Chance US LLP, counsel for the Underwriters, substantially in the form set forth on Exhibits C-1 and C-2, respectively;

(b) the Selling Stockholder shall furnish to the Underwriters at the Closing Time and on each Option Closing Time, as applicable, an opinion of Gibson, Dunn & Crutcher LLP, special counsel for the Selling Stockholder, and Hunton & Williams LLP, special Virginia counsel for the Selling Stockholder, addressed to the Underwriters and dated as of the Closing Time and each Option Closing Time, as applicable, in form and substance satisfactory to Clifford Chance US LLP, counsel for the Underwriters, substantially in the form set forth on Exhibit D hereto;

(c) on the date of this Agreement and at the Closing Time and each Option Closing Time, as applicable, the Representative shall have received from PricewaterhouseCoopers LLP letters dated the respective dates of delivery thereof and addressed to the Representative, in form and substance satisfactory to the Representative, containing statements and information of the type specified in AU Section 634 “Letters for Underwriters and Certain other Requesting Parties” issued by the American Institute of Certified Public Accountants with respect to the financial statements and certain financial information of the Company and the Subsidiaries included in the Registration Statement, the Prospectus and the Disclosure Package, and such other matters customarily covered by comfort letters issued in connection with registered public offerings; provided, however, that the letters delivered at the Closing Time and each Option Closing Time (if applicable) shall use a “cut-off” date no more than three business days prior to such Closing Time or such Option Closing Time, as the case may be;

In the event that the letters referred to above set forth any changes in indebtedness, decreases in total assets or retained earnings or increases in borrowings to the amounts disclosed in the Registration Statement, Disclosure Package and Prospectus, it shall be a further condition to the obligations of the

Underwriters that (i) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representative deems such explanation unnecessary, and (ii) such changes, decreases or increases do not, in the sole judgment of the Representative, make it impractical or inadvisable to proceed with the purchase and delivery of the Shares as contemplated by the Registration Statement;

(d) the Representative shall have received at the Closing Time and on each Option Closing Time the favorable opinion of Clifford Chance US LLP, dated the Closing Time or such Option Closing Time, addressed to the Representative and in form and substance satisfactory to the Representative;

(e) the Registration Statement shall have become effective;

(f) no amendment or supplement to the Registration Statement, the Prospectus or any document in the Disclosure Package shall have been filed to which the Underwriters shall have objected in writing;

(g) prior to the Closing Time and each Option Closing Time (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Prospectus or any document in the Disclosure Package shall have been issued, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, shall have occurred; (ii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representative; (iii) the Registration Statement shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iv) the Prospectus and the Disclosure Package shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(h) all filings with the Commission required by Rule 424 under the Securities Act to have been filed by the Closing Time shall have been made within the applicable time period prescribed for such filing by such Rule;

(i) between the time of execution of this Agreement and the Closing Time or the relevant Option Closing Time there shall not have been any Material Adverse Change or any prospective Material Adverse Change, and no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of the Subsidiaries, in each case, which in the Representative’s sole judgment, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Registration Statement;

(j) the Shares shall have been included on The Nasdaq Global Select Market;

(k) FINRA shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements;

(l) the Representative shall have received lock-up agreements from each officer and director of the Company listed on Schedule IV and the Selling Stockholder, in the form of Exhibit B attached hereto, and such letter agreements shall be in full force and effect;

(m) the Selling Stockholder will, at the Closing Time and on each Option Closing Time, as applicable, deliver to the Underwriters a certificate of its President, Secretary or Treasurer, to the effect that the representations and warranties of the Selling Stockholder set forth in this Agreement are true and correct, as if made on and as of the Closing Time or any Option Closing Time, as applicable, and the Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Time or any Option Closing Time, as applicable;

(n) the Company will, at the Closing Time and on each Option Closing Time, deliver to the Underwriters a certificate of its Chairman of the Board, President and Chief Executive Officer or Executive Vice President and General Counsel, to the effect that:

(i) the representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Time or any Option Closing Time, as applicable, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Time or any Option Closing Time, as applicable;

(ii) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act; and

(iii) the signer of such certificate has carefully examined the Registration Statement, the Prospectus, the Disclosure Package, any amendment or supplement thereto, and this Agreement, and that when the Registration Statement became effective and at all times subsequent thereto up to the Closing Time or any Option Closing Time, as applicable, the Registration Statement and the Prospectus and the Preliminary Prospectus, and any amendments or supplements thereto contained all material information required to be included therein by the Securities Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder; the Registration Statement and any amendments thereto, did not and, as of the Closing Time or any Option Closing Time, as applicable, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus and the Disclosure Package, and any amendments or supplements thereto, did not and as of the Closing Time or any Option Closing Time, as applicable, do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Prospectus or the Disclosure Package which has not been so set forth; and

(o) the Company and the Selling Stockholder, as applicable, shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, the Prospectus and the Disclosure Package, the representations, warranties and statements of the Company contained herein and in the Power of Attorney, and the performance by the Company and the Selling Stockholder of their respective covenants contained herein and therein, and the fulfillment of any conditions contained herein or therein, as of the Closing Time or any Option Closing Time, as the Underwriters may reasonably request.

8.	Termination:

The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representative, at any time prior to the Closing Time or any Option Closing

Time, if (i) any of the conditions specified in Section 7 shall not have been fulfilled when and as required by this Agreement to be fulfilled, (ii) there has been since the respective dates as of which information is given in the Registration Statement, the Prospectus or the Disclosure Package, any Material Adverse Change, or any development involving a prospective Material Adverse Change, or material change in management of the Company or any Subsidiary, whether or not arising in the ordinary course of business, (iii) there has occurred any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions, the effect of which on the United States or international financial markets is such as to make it, in the judgment of the Representative, impracticable to market the Shares or enforce contracts for the sale of the Shares, (iv) trading in any securities of the Company has been suspended by the Commission or by The Nasdaq Global Select Market, or if trading generally on The New York Stock Exchange or in The Nasdaq Global Select Market has been suspended (including an automatic halt in trading pursuant to market-decline triggers, other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or FINRA by order of the Commission or any other governmental authority, (v) there has been any downgrade in the rating of any of the Company’s debt securities or preferred stock by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act), (vi) any federal, state, local or foreign statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which, in the reasonable opinion of the Representative, materially adversely affects or will materially adversely affect the business or operations of the Company, or (vii) any action has been taken by any federal, state, local or foreign government or agency in respect of its monetary or fiscal affairs which, in the reasonable opinion of the Representative, would reasonably be expected to have a material adverse effect on the securities markets in the United States.

If the Representative elects to terminate this Agreement as provided in this Section 8, the Company, the Selling Stockholder and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.

If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company or the Selling Stockholder shall be unable to comply in all material respects with any of the terms of this Agreement, the Company or the Selling Stockholder shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 6 and 10 hereof) and the Underwriters shall be under no obligation or liability to the Company or the Selling Stockholder under this Agreement (except to the extent provided in Section 10 hereof) or to one another hereunder.

9.	Increase in Underwriters’ Commitments:

If any Underwriter shall default at the Closing Time or on any Option Closing Time in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date, the Representative shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the “Defaulted Shares”). Absent the completion of such arrangements within such 36-hour period, (i) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (ii) if the total number of Defaulted Shares exceeds 10% of such total, the

Representative may terminate this Agreement by notice to the Company, without liability of any party to any other party except that the provisions of Sections 6 and 10 hereof shall at all times be effective and shall survive such termination.

Without relieving any defaulting Underwriter from its obligations hereunder, the Company and the Selling Stockholder agree with the non-defaulting Underwriters that they will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representative with the approval of the Company or selected by the Company with the approval of the Representative).

If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Option Closing Time for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 9 with the same effect as if such substituted Underwriter had originally been named in this Agreement.

10.	Indemnity and Contribution by the Company, the Selling Stockholder and the Underwriters:

(a) The Company agrees to indemnify, defend and hold harmless each Underwriter and the Selling Stockholder (with respect to subclauses (ii), (iv) and (v) below only) and any person who controls any Underwriter or the Selling Stockholder, as applicable within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, partners, employees and agents of each Underwriter or the Selling Stockholder, as applicable, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter, Selling Stockholder or controlling person, as the case may be, may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any breach of any representation, warranty or covenant of the Company contained herein, (ii) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto or (C) any “issuer information” (as defined in Rule 433) (“Issuer Information”) used or referred to in any “free writing prospectus” (as defined in Rule 405) used or referred to by any Underwriter, (D) any “road show” (as defined in Rule 433) not constituting an Issuer Free Writing Prospectus (a “Non-Prospectus Road Show”), (iii) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed with the Commission or any securities association or securities exchange (each an “Application”), (iv) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, (v) any omission or alleged omission in any such Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Issuer Information, any Non-Prospectus Road Show or any Application of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, (vi) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Shares, including, without limitation, slides, videos, films and tape recordings; except, in the case of (ii), (iv) and (v) above, for any such loss, expense, liability, damage or claim that arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representative or the Selling Stockholder, as the case may be, to the Company expressly for use in such Registration Statement, Prospectus or Application. The indemnity agreement set forth in this Section 10(a) shall be in addition to any liability which the Company may otherwise have.

(b) The Selling Stockholder agrees to indemnify, defend and hold harmless each Underwriter and the Company (with respect to subclauses (ii), (iii) and (iv) below only) and any person who controls any Underwriter or the Company, as applicable, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter or the Company, as applicable, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter, the Company, or controlling person, as the case may be, may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any breach of any representation, warranty or covenant of the Selling Stockholder contained herein or in the Power of Attorney, as applicable, (ii) any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement (or any amendment), (B) any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, or (C) the Prospectus, or (D) any Application, (iii) any omission or alleged omission to state a material fact required to be stated in such Registration Statement, or necessary to make the statements made therein not misleading, or (iv) any omission or alleged omission from any such Issuer Free Writing Prospectus, Prospectus or any Application of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided, however, in the case of (ii), (iii) and (iv) above only insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Selling Stockholder to the Company expressly for use in such Registration Statement, Issuer Free Writing Prospectus (if any), Prospectus or Application; provided, however, that the indemnity agreement contained in this subsection (b) shall not require any the Selling Stockholder to reimburse the Underwriters, the Company or any controlling person, as the case may be, for any amount in excess of the gross sale price of the Shares sold by the Selling Stockholder pursuant to this Agreement. The indemnity agreement set forth in this Section 10(b) shall be in addition to any liabilities that the Selling Stockholder may otherwise have.

If any action is brought against an Underwriter, the Selling Stockholder, the Company or controlling person in respect of which indemnity may be sought against the Company or the Selling Stockholder pursuant to subsection (a) or subsection (b) above, such Underwriter, the Selling Stockholder or the Company, as the case may be, shall promptly notify the Company or the Selling Stockholder, as applicable, in writing of the institution of such action, and the Company or the Selling Stockholder, as applicable, shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Company or the Selling Stockholder, as applicable, will not relieve the Company or the Selling Stockholder, as applicable, of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. Such Underwriter, the Selling Stockholder, the Company, or controlling person, as the case may be, shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter, the Selling Stockholder, the Company or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company or the Selling Stockholder, as applicable, in connection with the defense of such action, or the Company or the Selling Stockholder, as applicable, shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company or the Selling Stockholder, as applicable, (in which case neither the Company nor the Selling Stockholder shall have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company or the Selling Stockholder, as applicable, and paid as incurred (it being understood, however, that neither the Company nor the Selling Stockholder shall be liable for the expenses of more than one separate firm of attorneys for each of the Underwriters, the Selling Stockholder, the Company or controlling persons, as the case may be, in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, neither the Company nor the Selling Stockholder shall be liable for any settlement of any such claim or action effected without its consent.

(c) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company and the Selling Stockholder, and any person who controls the Company or the Selling Stockholder, as applicable, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, including, without limitation, the Company’s directors, the Company’s officers that signed the Registration Statement, Arlington Asset Investment Corp., FBR TRS Holdings, Inc., and each of their respective officers and directors, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which the Company, the Selling Stockholder or any such person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, or the Prospectus, or any Application, (ii) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, or (iii) any omission or alleged omission from any such Issuer Free Writing Prospectus, Prospectus or any Application of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but in each case only insofar as such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, Issuer Free Writing Prospectus (if any), Prospectus or Application in reliance upon and in conformity with information furnished in writing by the Underwriters through the Representative to the Company expressly for use therein. The statements set forth in the paragraphs regarding syndicate short sales and stabilizing transactions under the caption “Underwriting” in the Preliminary Prospectus, the Disclosure Package and the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the Representative to the Company for purposes of Section 3(m) and Section 3(n) and this Section 10.

If any action is brought against the Company, the Selling Stockholder or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, the Selling Stockholder or such person shall promptly notify the Representative in writing of the institution of such action and the Representative, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses. The Company, the Selling Stockholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Selling Stockholder or such person unless the employment of such counsel shall have been authorized in writing by the Representative in connection with the defense of such action or the Representative shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representative shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of the Representative.

(d) If the indemnification provided for in this Section 10 is unavailable or insufficient to hold harmless an indemnified party under subsections (a), (b) and (c) of this Section 10 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholder and the Underwriters from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, of the Selling Stockholder and of the Underwriters in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Stockholder and the Underwriters shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company or the Selling Stockholder, as the case may be, bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company, of the Selling Stockholder and of the Underwriters shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, by the Selling Stockholder or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

(e) The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (d)(i) and, if applicable (ii), above. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter and the Selling Stockholder shall not be required to contribute any amount in excess of the gross sale price of the Shares sold by the Selling Stockholder pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section are several in proportion to their respective underwriting commitments and not joint.

(f) The Company agrees to indemnify and hold harmless each Underwriter and its officers, directors and affiliates and each person, if any, who controls each Underwriter and its affiliates within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to participants in connection with the Directed Share Program, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) as a result of the failure of any participant to pay for and accept delivery of Directed Shares that the participant has agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program.

(g) Without limitation of and in addition to its obligations under the other paragraphs of this Section, the Company agrees to indemnify and hold harmless Sandler O’Neill & Partners, L.P. (in the capacity described in this paragraph, the “Independent Underwriter”), its directors, officers and employees and each person who controls the Independent Underwriter within the meaning of Section 15 of the Securities Act from and against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to the purchase and sale of the Shares) to which the Independent Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, the Independent Underwriter’s acting as a “qualified independent underwriter” (within the meaning of NASD Conduct Rule 2720) in connection with the offering contemplated by this Agreement, and agrees to reimburse each such indemnified party promptly upon demand for any legal or other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from the gross negligence or willful misconduct of the Independent Underwriter. The relative benefits received by the Independent Underwriter with respect to the offering contemplated by this Agreement shall, for purposes of this Section 10(f), be deemed to be equal to the compensation received by the Independent Underwriter for acting in such capacity. In addition, notwithstanding the provisions of Section 10(e), the Independent Underwriter shall not be required to contribute any amount in excess of the compensation received by the Independent Underwriter for acting in such capacity.

11.	Survival:

The indemnity and contribution agreements contained in Section 10 and the covenants, warranties and representations of the Company and the Selling Stockholder contained in Sections 3, 4, 5, 6, 11, 12 and 13 of this Agreement, as well as this Section, shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter or by or on behalf of the Company, its directors and officers, the Selling Stockholder or any person who controls the Company or the Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Shares. The Company, the Selling Stockholder and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company’s officers and directors, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.

12.	Research Analyst Independence:

The Company and the Selling Stockholder acknowledge that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company and the Selling Stockholder hereby waive and release, to the fullest extent permitted by law, any claims that the Company or the Selling Stockholder may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company or the Selling Stockholder by such Underwriters’ investment banking divisions. The Company and the Selling Stockholder acknowledge that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

13.	Duties:

Nothing in this Agreement shall be deemed to create a partnership, joint venture or agency relationship between the parties. The Underwriters undertake to perform such duties and obligations only as expressly set forth herein. Such duties and obligations of the Underwriters with respect to the Shares shall be determined solely by the express provisions of this Agreement, and the Underwriters shall not be liable except for the performance of such duties and obligations with respect to the Shares as are specifically set forth in this Agreement. Each of the Company and the Selling Stockholder acknowledges and agrees that: (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Selling Stockholder, on the one hand, and the several Underwriters, on the other hand, and the Company and the Selling Stockholder are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company, the Selling Stockholder or their respective affiliates, stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company or the Selling Stockholder with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Selling Stockholder on other matters); and (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Selling Stockholder and that the several Underwriters have no obligation to disclose any of such interests. The Company and the Selling Stockholder acknowledge that the Underwriters disclaim any implied duties (including any fiduciary duty), covenants or obligations arising from the Underwriters’ performance of the duties and obligations expressly set forth herein. The Company and the Selling Stockholder hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Selling Stockholder may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.

14.	Notices:

Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered to:

FBR Capital Markets & Co.
1001 19th Street North,
Arlington, Virginia 22209
Attention: Syndicate Department
Facsimile: (703) 312-9698

and if to the Company , shall be sufficient in all respects if delivered to the Company at the offices of the Company at:

FBR Capital Markets Corporation
1001 19th Street North
Arlington, Virginia 22209
Attention: Syndicate Department
Facsimile: (703) 312-9698

and if to the Selling Stockholder, shall be sufficient in all respects if delivered to the Selling Stockholder at the offices of the Selling Stockholder at:

FBR Securities Investment HY, LLC 1001 19th Street North Arlington, Virginia 22209 Attention: President Facsimile: (703) 469-1145

15.	Governing Law; Headings:

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

16.	Parties at Interest:

The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Selling Stockholder and the controlling persons, directors and officers referred to in Section 10 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

17.	Counterparts and Facsimile Signatures:

This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

[SIGNATURE PAGE FOLLOWS]

If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholder and the Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement shall constitute a binding agreement among the Company, the Selling Stockholder and the Underwriters.

Very truly yours,

FBR CAPITAL MARKETS CORPORATION

By:
Title:

FBR SECURITIES INVESTMENT HY, LLC

By:
Name:	Eric F. Billings
Title:	Attorney-in-Fact

Accepted and agreed to as of the date first above written:

FBR CAPITAL MARKETS & CO.

By:
Title:

For itself and as Representative of the other Underwriters named on Schedule I hereto.

Schedule I

Underwriter	Number of Initial Shares to be Purchased
FBR Capital Markets & Co	10,750,000	*
Barclays Capital Inc	5,375,000
UBS Securities LLC	3,655,000
Sandler O’Neill & Partners, L.P.	1,720,000

Total	21,500,000

*	to be adjusted to accommodate sale of Initial Shares in the Directed Share Program

Schedule II

Disclosure Package

1.	Prospectus, dated June 8, 2009, as filed with the Commission on June 10, 2009.

2.	Preliminary Prospectus Supplement, dated June 9, 2009, as filed with the Commission on June 10, 2009.

3.	Public offering price per Share: $4.65

Underwriting discount per Share: $0.2325*

The following statement:

“Please note that the deal size has been upsized from 20,000,000 shares to 21,500,000 shares, 20,000,000 of which will be sold by the issuer and 1,500,000 of which will be sold by the selling stockholder.

In connection with the upsize, the over-allotment option granted by the selling stockholder increased from 3,000,000 shares to 3,225,000 shares.”

*	Directed Shares will be sold with no underwriting discount.

Schedule III

Issuer Free Writing Prospectuses

None

Schedule IV

Lock-up Agreements of Officers, Directors and Stockholders

Arlington Asset Investment Corp.

FBR Securities Investment HY, LLC

FBR TRS Holdings, Inc.

Forest Holdings LLC

Forest Holdings (ERISA) LLC

Eric F. Billings

Richard J. Hendrix

Bradley J. Wright

Jonathan L. Billings

Robert J. Kiernan

James C. Neuhauser

William J. Ginivan

Richard M. DeMartini

Thomas J. Hynes, Jr.

Richard A. Kraemer

Ralph S. Michael, III

Thomas S. Murphy, Jr.

Arthur J. Reimers

Exhibit A

FORM OF IRREVOCABLE POWER OF ATTORNEY OF SELLING STOCKHOLDER

Eric F. Billings

Chairman of the Board of Directors of FBR Capital Markets Corporation

as Attorney-in-Fact

c/o FBR Capital Markets Corporation

1001 Nineteenth Street North

18th Floor

Arlington, VA 22209

Dear Sirs:

The undersigned stockholder (the “Selling Stockholder”) of FBR Capital Markets Corporation, a Virginia corporation (the “Company”), proposes to sell shares of Common Stock, $0.001 par value (the “Common Stock”), of the Company to certain underwriters (the “Underwriters”) represented by FBR Capital Markets & Co. (“FBR & Co.”) (the “Representative”) pursuant to the Underwriting Agreement referred to below, and that the Underwriters propose to offer and sell such shares of Common Stock (the “Offering”) to the public. The undersigned understands that, in connection with such offer and sale, the Company has filed a Registration Statement (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) to register under the Securities Act of 1933, as amended, the shares to be offered.

(1) In connection with the foregoing, the undersigned hereby irrevocably constitutes and appoints Eric F. Billings, in his capacity as the Chairman of the Board of Directors of the Company, as attorney-in-fact (the “Attorney”) of the undersigned, with full power and authority to act, including full power of substitution, in the name of and for and on behalf of the undersigned with respect to all matters arising in connection with the sale of Common Stock by the undersigned including, but not limited to, the power and authority to take any and all of the following actions:

(a) to execute the Underwriting Agreement (as defined herein) on behalf of the undersigned;

(b) to do all things necessary to sell, assign and transfer to the Underwriters pursuant to the Underwriting Agreement up to the maximum number of shares (as set forth on the signature page hereof) of Common Stock or such lesser number as the Attorney, in his sole discretion shall determine, at a purchase price per share to be paid by the Underwriters, as determined by negotiation among the Company, the Attorney and the Underwriters;

(c) for the purpose of effecting such sale, to make, execute, deliver and perform the undersigned’s obligations under the Underwriting Agreement among the Company, the Selling Stockholder and the Underwriters substantially in the form distributed to the undersigned on or about June [    ], 2009 (such agreement, in the form in which executed, being herein called the “Underwriting Agreement”), receipt of a draft of which is hereby acknowledged, containing such additions to or changes in the terms, provisions and conditions thereof as the Attorney, in his sole discretion shall determine, including, subject to the limitation set forth in paragraph 1(b) hereof, the purchase price per share to be paid by the Underwriters and including any additions to or changes in the terms, provisions and conditions thereof relating to the Offering; provided, however, that no such amendment shall (i) increase the number of shares of Common Stock to be sold by the undersigned above the maximum number of shares of Common Stock as set forth on the signature page hereof or (ii) materially increase or expand the obligations of the undersigned from those set forth in the draft Underwriting Agreement distributed to the undersigned on or about June [ ], 2009;

(d) to give such orders and instructions to the transfer agent for the Common Stock as the Attorney, in his sole discretion shall determine, with respect to (i) the transfer of the Common Stock on the books of the Company in order to effect the sale to the Underwriters, (ii) the delivery to or for the account of the Underwriters of book entries for such Common Stock against receipt by the Selling Stockholder of the purchase price to be paid therefor, and (iii) book entries representing that number of shares of Common Stock, if any, that is in excess of the number of shares of Common Stock sold by the undersigned to the Underwriters in accordance with the Underwriting Agreement;

(e) to retain legal counsel in connection with any and all matters referred to herein (which counsel may, but need not, be counsel for the Company);

(f) to execute and deliver any amendment to the Underwriting Agreement; provided, however, that no such amendment shall increase the number of shares of Common Stock to be sold by the undersigned above the maximum number of shares of Common Stock as set forth on the signature page hereof or lengthen the period of irrevocability thereunder;

(g) to agree to the allocation of the expenses of the offering among the Company and the Selling Stockholder;

(h) to make, acknowledge, verify and file on behalf of the undersigned applications, consents to service of process and such other documents, undertakings or reports as may be required by law with state commissioners or officers administering state securities laws, provided, however, that the undersigned shall not be required to qualify as a foreign entity or to file a general consent to service of process in any jurisdiction; and

(i) to make, exchange, acknowledge and deliver all such other contracts, powers of attorney, orders, receipts, notices, requests, instructions, certificates, letters and other writings, including communications to the Commission, and amendments to the Underwriting Agreement, and in general to do all things and to take all actions, that the Attorney, in his sole discretion may consider necessary or proper in connection with or to carry out the aforesaid sale of Common Stock to the Underwriters and the public offering thereof, as fully as could the undersigned if personally present and acting. The Attorney will promptly provide the undersigned with copies of any amendments and new agreements executed on behalf of the undersigned.

(2) This Power of Attorney and all authority conferred hereby are granted and conferred subject to the interests of the Underwriters and in consideration of those interests, and for the purpose of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney. This Power of Attorney and all authority conferred hereby shall be irrevocable (except as provided in the immediately following paragraph) and shall not be terminated by the undersigned or by operation of law, whether by the death or incapacity of the undersigned (if the undersigned is an individual), by the death or incapacity of any trustee or executor or the termination of any trust or estate (if the undersigned is a trust or an estate), or by the dissolution or liquidation of any corporation or partnership (if the undersigned is a corporation or partnership), or by the occurrence of any other event. If any event described in the preceding sentence shall occur before the delivery of the Common Stock to be sold by the undersigned under the Underwriting Agreement, all actions required to be taken under the Underwriting Agreement shall be taken, and action taken by the Attorney, pursuant to this Power of Attorney shall be as valid as if such event had not occurred, whether or not the Attorney shall have received notice of such event.

Notwithstanding the foregoing, if the Underwriting Agreement shall not be entered into and the transactions contemplated thereby shall not be consummated by [                    ], 2009 or shall terminate pursuant to the terms thereof, then from and after such date the undersigned shall have the power to revoke all authority hereby conferred by giving notice on or promptly after such date to the Attorney that this Power of Attorney has been terminated; subject, however, to all lawful action done or performed by the Attorney, pursuant to this Power of Attorney prior to the actual receipt of such notice.

(3) The undersigned ratifies all that the Attorney has done or shall do pursuant to paragraphs (1) and (2) of this Power of Attorney.

(4) The undersigned represents and warrants to, and agrees with, the several Underwriters and the Company that this Power of Attorney has been duly executed and delivered by or on behalf of the undersigned and constitutes a valid and binding agreement of the undersigned in accordance with its terms.

(5) The Attorney shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Power of Attorney given to the Attorney by the undersigned; provided, however, that the Attorney shall not be entitled to act on any statement or notice to the Attorney with respect to a Closing Time under the Underwriting Agreement, or with respect to the termination of the Underwriting Agreement, or advising that the Underwriting Agreement shall not have been executed and delivered, unless such statement or notice shall have been confirmed in writing to the Attorney by FBR & Co.

(6) The undersigned agrees, if so requested, to provide such documentation as the Attorney, the Company, the Representative or any of their respective counsel may reasonably request to effectuate any of the provisions hereof or of the Underwriting Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the party requesting such documentation.

(7) The undersigned agrees to hold the Attorney free and harmless from any and all loss, damage or liability that the Attorney may sustain as a result of any action taken in good faith hereunder. It is understood that the Attorney shall serve without compensation.

(8) The undersigned has completed and signed the attached form W-9 or W-8, as applicable.

(9) This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

* * * * *

Date:		FBR SECURITIES INVESTMENT HY, LLC
Maximum Number of Shares of Common Stock to be sold to the Underwriters:[1]
By:
Name:
Title:

4,725,000	shares
Address

[1]	To be signed in exactly the same manner as the shares are registered.

Exhibit B

FORM OF LOCK-UP AGREEMENT

                    , 2009

FBR CAPITAL MARKETS & CO.

1001 19th Street North

Arlington, Virginia 22209

as Representative of the several underwriters

Ladies and Gentlemen:

The undersigned understands and agrees as follows:

1. FBR Capital Markets & Co. (the “Representative”), as representative of the several underwriters, proposes to enter into an Underwriting Agreement (the “Agreement”) with FBR Capital Markets Corporation, a Virginia corporation (the “Company”), and FBR Securities Investment HY, LLC, a Virginia limited liability company (the “Selling Stockholder”), providing for the initial purchase by the underwriters of shares of the common stock, $0.001 par value per share, of the Company that the underwriters propose to reoffer to the public (all of such shares of the Company’s common stock are collectively referred to as the “Shares” and the transactions referred to in this paragraph 1 are referred to as the “Offering”).

2. In recognition of the benefit that the Offering will confer upon the undersigned and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the undersigned, the undersigned hereby agrees that, without the prior written consent of the Representative (which consent may be withheld or delayed in the Representative’s sole discretion), the undersigned will refrain during the period commencing on the date of the Agreement and ending on the date that is 45 days after the date of the Prospectus (as defined in the Agreement), from (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option, right or warrant for the sale of, lending or otherwise disposing of or transferring, directly or indirectly, any equity securities of the Company, or any securities convertible into or exercisable or exchangeable for equity securities of the Company, or (ii) entering into any swap or other arrangement that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of equity securities of the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of common stock of the Company or such other securities, in cash or otherwise. If (A) during the last 17 days of the 45-day period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (B) prior to the expiration of the 45-day period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 45-day period, then the restrictions imposed by this Lock-Up Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless such extension is waived in writing, provided, however, that the restrictions described above shall not apply if the safe harbor provided by Rule 139 under the Securities Act of 1933, as amended, is available in the manner contemplated by Rule 2711(f)(4) of the Financial Industry Regulatory Authority, Inc.

Notwithstanding the foregoing, subject to applicable securities laws, the undersigned may transfer any securities of the Company (including, without limitation, common stock) as follows: (i) as a bonafide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein; (ii) as a distribution to equity holders of the undersigned, if applicable, provided that such equity holders agree to be bound in writing by the restrictions set forth herein; (iii) as collateral for any loan, provided that the lender agrees in writing to be bound by the restrictions set forth herein; or (iv) with respect to sales of securities acquired after the Closing Time (as defined in the Agreement) in the open market.

For the avoidance of doubt, nothing shall prevent the undersigned from, or restrict the ability of the undersigned to, (i) purchase common stock on the open market or (ii) exercise any options or other convertible securities granted by the Company to the undersigned or any of its affiliates.

3. The undersigned acknowledges that the Representative is relying on the agreements of the undersigned set forth herein in making its decision to enter into the Agreement and to continue its efforts in connection with the Offering.

4. This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

5. This Lock-Up Agreement shall automatically expire and be of no further force and effect if the Agreement is not entered into on or prior to June 30, 2009 or if the closing thereunder is not consummated on or prior to July 10, 2009.

6. This Lock-Up Agreement may be executed in one or more counterparts and delivered by facsimile, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Lock-Up Agreement, or caused this Lock-Up Agreement to be executed, as of the date first written above.

Very truly yours,

[Name]

Name:
Title:

Exhibit C-1

FORM OF OPINION OF COUNSEL TO THE COMPANY

1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Virginia. The Company has the corporate power to own, lease or operate its property and conduct its business as described in the Prospectus and to execute and deliver the Underwriting Agreement and to perform its obligations thereunder.

2. The execution, delivery and performance by the Company of the Underwriting Agreement has been duly authorized by all necessary corporate action required under the Company Charter Documents and the Virginia Stock Corporation Act (the “VSCA”).

3. The Underwriting Agreement has been duly executed and delivered by the Company.

4. The Company has the number of authorized shares of capital stock as set forth under the caption “Description of Capital Stock” in the Prospectus. Each of the Initial Shares to be issued and delivered by the Company and the Option Shares to be delivered by the Selling Stockholder have been duly authorized by the Company and, when such Initial Shares are issued and delivered and such Option Shares are delivered, each in exchange for the consideration to be received therefor (which the board of directors of the Company, or a committee thereof, has determined in good faith to be adequate) and all as contemplated by the terms of the Underwriting Agreement, the Initial Shares and the Option Shares will be validly issued, fully paid and non-assessable; the issuance of the Initial Shares is not in violation of any statutory preemptive rights under the VSCA or any preemptive rights under the Company Charter Documents and, to our knowledge, will not have been issued in violation of any preemptive right, co-sale right, registration right, right of first refusal or other similar right arising under any agreement that was filed or incorporated by reference, or the form of which was filed or incorporated by reference, as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009, or any Current Report on Form 8-K, or any amendment thereof, filed after January 1, 2009 (any such agreement, an “Exhibit Agreement”).

5. The execution and delivery by the Company of the Underwriting Agreement do not, and the performance thereof and the consummation of the transactions therein contemplated will not, (i) violate the Company Charter Documents or any provision of the VSCA or any federal statute, rule or regulation known to us to be applicable to the Company; or (ii) violate or constitute a breach under any Exhibit Agreement; provided, however, that we express no opinion with respect to any state or foreign securities laws, or the indemnification and contribution provisions set forth in the Underwriting Agreement.

6. The statements contained in the Basic Prospectus under the caption “Description of Capital Stock—Certain Anti Takeover Provisions of the VSCA, our Articles of Incorporation and Our Bylaws,” and in the Prospectus Supplement under the caption “Shares Eligible for Future Sale—Registration Rights”, insofar as such statements constitute summaries of the agreements referred to therein, constitute fair summaries thereof in all material respects.

7. The information contained in the Basic Prospectus under the captions “Risk Factors—Risks Related to Our Business—If we become subject to the registration requirements of the Investment Company Act of 1940, or the 1940 Act, as a result of our principal investing activities, our ability to operate our business as contemplated would be impaired and our operating results would be adversely affected,” and “Description of Capital Stock,” and in the Prospectus Supplement under the caption “Shares Eligible for Future Sale,” to the extent that it constitutes a statement of law or legal conclusions, has been reviewed by us and is correct in all material respects.

8. Based solely on the certificates of public officials attached hereto in Exhibit [A]: each of FBR Asset Management Holdings, Inc. and FBR Capital Markets PT, Inc. is a corporation existing under and by virtue of the laws of Virginia and is in good standing; and each of FBR Fund Advisers, Inc., FBR Investment Management, Inc., FBR Capital Markets Holdings, Inc., FBR Capital Markets & Co., and FBR Investment Services, Inc. is in good standing and has a legal corporate existence not having been cancelled or dissolved.

9. So far as is known to us, no filing with, notice to, or consent, approval or authorization or order of any court or governmental agency or body or official is required to be made by the Company in connection with the execution and delivery of the Underwriting Agreement except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required by the Financial Industry Regulatory Authority, Inc. and under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters; provided, however, that we express no opinion as to whether the purchase of the Initial Shares constitutes a “prohibited transaction” under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended.

10. The Company is not, and after giving effect to offering and sale of the Initial Shares, will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

11. Each of (i) the Registration Statement, when it became effective and at the most recent deemed effective date prior to the Initial Sale Time, the Disclosure Package, as of the Initial Sale Time, and the Prospectus, as of its date and the date hereof and (ii) the documents incorporated by reference in the Registration Statement the Prospectus, as of its respective filing date, appeared on its face to be appropriately responsive to the requirements of the Securities Act and the Exchange Act, as applicable, and the rules and regulations thereunder (except that in each case we do not express any view as to the financial statements and the related notes and schedules thereto, or as to any other financial or accounting data or information, included or required to be included therein, or excluded therefrom, or in the exhibits to the Registration Statement); and, to our knowledge, the Commission has not suspended or revoked the effectiveness of the Registration Statement or issued to the Company notice of any hearing or other proceeding to consider suspension or revocation of such effectiveness.

12. Nothing has come to our attention that causes us to believe that: (i) the Registration Statement, when it became effective and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Disclosure Package, as of the Initial Sale Time and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading except that, in each case in clauses (i), (ii) and (iii) above, we do not express any view or belief and make no statement with respect to the financial statements and the related notes and schedules thereto, or as to any other financial or accounting data or information included or required to be included in, or excluded from, the Registration Statement, the Disclosure Package or the Prospectus or the exhibits to the Registration Statement.

Exhibit C-2

FORM OF OPINION OF IN-HOUSE COUNSEL TO THE COMPANY

1. To my knowledge, the Company has not issued any outstanding securities convertible into or exchangeable for, or outstanding options, warrants or other rights to purchase or to subscribe for, any shares of stock or other securities of the Company, except as described in the Prospectus.

2. The execution and delivery by the Company of the Underwriting Agreement do not, and the performance thereof and the consummation of the transactions therein contemplated will not, result in a breach of, or constitute a default under, any judgment, decree or order of any state or federal court or governmental authority known to me.

3. To my knowledge, the Company is not in breach or in default (nor has any event occurred which with notice, lapse of time or both would constitute a breach or default) (a) under the Company Charter Documents, or (b) in the performance or observance of any contract, license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company is a party or by which it or its properties may be bound or affected, except, in the case of clause (b), as would not have a Material Adverse Effect; provided, however, that I express no opinion (i) as to whether the execution, delivery or performance of any contract, instrument or agreement, including, without limitation, the Underwriting Agreement, will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operation of any person or entity or (ii) with respect to any matter which requires mathematical calculation or any financial or accounting determination.

Exhibit D

FORM OF OPINION OF COUNSEL TO THE SELLING STOCKHOLDER

Opinions to be Delivered by Hunton & Williams LLP

Special Virginia Counsel to the Selling Stockholder

1.	The Selling Stockholder is a limited liability company duly formed and validly existing under the laws of the Commonwealth of Virginia, and as of [date of certificate of fact issued by the Virginia SCC], articles of cancellation have not been filed in the office of the Virginia State Corporation Commission by the Selling Stockholder. The Selling Stockholder has the limited liability company power and authority to enter into the transactions contemplated by the Underwriting Agreement.

2.	The Underwriting Agreement has been duly authorized by all necessary limited liability company action required under the Articles of Organization and Operating Agreement of the Selling Stockholder and the Virginia Limited Liability Company Act and has been duly executed and delivered by the Selling Stockholder.

3.	The execution and delivery by the Selling Stockholder of the Underwriting Agreement do not, and the consummation of the transactions contemplated by the Underwriting Agreement will not violate (i) the Articles of Organization and Operating Agreement of the Selling Stockholder or (ii) any provision of the Virginia Limited Liability Company Act; provided, however, that such counsel need not express any opinion with respect to any Virginia state securities or Blue Sky laws, or the indemnification and contribution provisions set forth in the Underwriting Agreement.

4.	No filing with, notice to, or consent, approval, authorization or order of any Virginia state court or Virginia governmental agency or body or official is required to be made by the Selling Stockholder (other than as may be required under Virginia state securities or Blue Sky laws, as to which such counsel need not express an opinion) is required for the execution and delivery of the Underwriting Agreement by the Selling Stockholder and the consummation of the transaction contemplated thereby.

Opinions to be Delivered by Gibson Dunn & Crutcher

Special Counsel to the Selling Stockholder

1.	The execution, delivery and performance by the Selling Stockholder of the Underwriting Agreement (i) do not and will not violate any law, rule or regulation currently in effect of the State of New York or the United States of America applicable to the Selling Stockholder that, in our experience, is generally applicable to transactions in the nature of those contemplated by the Underwriting Agreement, and (ii) do not and will not breach the terms of any order, judgment or decree of any court or other agency of government identified to us in a certificate of a duly authorized officer of the Selling Stockholder that purports to list all orders, judgments or decrees binding on the Selling Stockholder, based solely on our review of such orders, judgments or decrees.

2.	The execution, delivery and performance by the Selling Stockholder of the Underwriting Agreement do not and will not require any filing with or approval of any governmental authority or regulatory body of the State of New York or the United States of America under any law or regulation of the State of New York or the United States of America applicable to the Selling Stockholder, except for such filings or approvals as already have been made or obtained under the Securities Act of 1933, as amended. Other than the last clause of the preceding sentence, counsel expresses no opinion in this paragraph regarding federal or state securities laws.

D-1

3.	Upon payment by the Underwriters for the Shares to be sold by the Selling Stockholder in accordance with the provisions of the Underwriting Agreement and registration by book-entry of the credit to securities accounts of the Underwriters with the Depository Trust Company (“DTC”) of the purchase of such Shares in the records of DTC, the Underwriters will have a valid security entitlement in respect of such Shares, and no action based on an adverse claim to such Shares of which the Underwriters have no notice may be asserted against them, assuming that (i) such Shares are maintained in the custody of DTC or a custodian bank or an agent of either subject to DTC’s exclusive control; (ii) DTC is a clearing corporation and (iii) the jurisdiction of DTC is the state of New York. All terms used in this paragraph defined in or by reference in Article 8 of the Uniform Commercial Code of the State of New York are used herein as so defined.

D-2